SunAmerica Series Trust

Class B Shares

Supplement to the Prospectus dated May 1, 2002

Account Information

In the section entitled "Account Information," the sub-category "Service Fees" should be deleted in its entirety and replaced with the following:

Distribution and Service (12b-1) Plan

Class B shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of Class B shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class B shares.

On or about August 1, 2002, Class B shares of each Portfolio (other than Cash Management Portfolio) are also subject to distribution fees pursuant to a Rule 12b-1 plan. Each Portfolio may participate in directed brokerage programs whereby a portion of the brokerage commissions generated by a Portfolio will be used to make payments to SunAmerica Capital Services, Inc. (the "Distributor"). The Distributor will use the money to pay for expenses designed to promote the sale of Class B shares of each Portfolio. Such payments to the Distributor will not exceed an annual rate of 0.75% of the average daily net assets of Class B shares of each Portfolio. Because these distribution fees are paid for out of directed brokerage, these fees will not increase the cost of your investment or affect your return.

Management

In the section entitled "Management," the following should be added after "Information about the Subadvisers:"

Information about the Distributor

SunAmerica Capital Services, Inc. (the "Distributor") distributes each Portfolio's shares and incurs the expenses of distributing the Portfolios' Class B shares under a Distribution Agreement with respect to the Portfolios, none of which are reimbursed by or paid by the Portfolios. The Distributor is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017.

All references in the Prospectus to the date of the Statement of Additional Information is hereby changed to August 1, 2002.

Dated: August 1, 2002

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